Exhibit 10.37

Date:  November 2, 2001

Continuing and Unconditional Guaranty

Lender: Bank of America, N.A. 8300 Greensboro Drive Suite 550 McLean, Virginia 22102 Attn: Commercial Banking
Subsidiary Guarantors:

ADVANCED BIOSYSTEMS, INC.
AVENUE TECHNOLOGIES, INC.
ENGINEERING AND INFORMATION
SERVICES, INC.
SYCOM SERVICES, INC.
VAIL RESEARCH AND
TECHNOLOGY CORPORATION
HADRON ACQUISITION CORP.

5904 Richmond Highway
Suite 300
Alexandria, Virginia 22303

“Borrower”: Hadron, Inc., a New York corporation.

1.  Guaranty.    FOR VALUE RECEIVED, and to induce Bank of America, N.A. (“Lender”) to make loans or advances or to extend credit or other financial accommodations or benefits, with or without security, to or for the account of Borrower, the undersigned “Guarantor”, if more than one, then each of them jointly and severally, hereby irrevocably and unconditionally guarantees to Lender the full and prompt payment when due, whether by acceleration or otherwise, of any and all Liabilities (as hereinafter defined) of Borrower to Lender.

The undertakings of Guarantor hereunder are independent of the Liabilities and Obligations of Borrower and a separate action or actions for payment, damages or performance may be brought or prosecuted against Guarantor, whether or not an action is brought against Borrower or to realize upon the security for the Liabilities and/or Obligations, whether or not Borrower is joined in any such action or actions, and whether or not notice is given or demand is made upon Borrower.

Lender shall not be required to proceed against Borrower, or any other person, or entity, whether primarily or secondarily liable, or against any collateral held by it, before resorting to Guarantor for payment.

This Guaranty is continuing and unlimited as to amount, and is cumulative to and does not supersede any other guaranties. This is the Subsidiary Guaranty described in the Credit Agreement (as hereinafter defined).

2.  Paragraph Headings, Governing Law and Binding Effect.    Guarantor agrees that paragraph headings in this Guaranty are for convenience only and that they will not limit any of the provisions of this Guaranty. Guarantor further agrees that this Guaranty shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia and applicable United States federal law. Guarantor further agrees that this Guaranty shall be deemed to have been made in the Commonwealth of Virginia at Lender’s address indicated above, and shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia, or the United States courts located within the Commonwealth of Virginia, and is performable in the Commonwealth of Virginia. This Guaranty is binding upon Guarantor, his, their or its executors, administrators, successors or assigns, and shall inure to the benefit of Lender, its successors, endorsees or assigns. Anyone executing this Guaranty shall be bound by the terms hereof without regard to execution by anyone else.

3.  Definitions.

A.  “Credit Agreement” shall mean that certain Credit Agreement dated as of November 2, 2001, by and among Borrower, the Subsidiary Guarantors from time to time party thereto and Lender, and all other agreements and instruments extending, renewing, refinancing or refunding any indebtedness, obligation or liability arising under the same, as the same may be amended, modified or supplemented from time to time hereafter.

B.  “Guarantor” shall mean Guarantor or any one or more of them.

C.  “Liability” or “Liabilities” shall mean without limitation, all liabilities, overdrafts, indebtedness, and obligations of Borrower and/or Guarantor to Lender under the Credit Agreement and the other Loan Documents, and all sums payable under or by virtue thereof, including without limitation, all amounts of principal and interest, all expenses (including reasonable attorney’s fees and cost of collection) incurred in the collection thereof or the enforcement of rights thereunder (including, without limitation, any liability arising from failure to comply with state or federal laws, rules and regulations concerning the control of hazardous waste or substances at or with respect to any real estate securing any loan guaranteed hereby), whether arising in the ordinary course of business or otherwise. The term “Liability” or “Liabilities” shall include all Obligations (as that term is defined in the Credit Agreement). If Borrower is a partnership, corporation or other entity the term “Liability” or “Liabilities” as used herein shall include all Liabilities to Lender of any successor entity or entities.

D.  “Loan Documents” shall have the meaning ascribed to such term in the Credit Agreement.

E.  “Obligation” or “Obligations” shall mean all terms, conditions, covenants, agreements and undertakings of Borrower and/or Guarantor under the Credit Agreement and the other Loan Documents.

4.  Waivers by Guarantor.    Guarantor waives notice of acceptance of this Guaranty, notice of any Liabilities or Obligations to which it may apply, presentment, demand for payment, protest, notice of dishonor or nonpayment of any Liabilities, notice of intent to accelerate, notice of acceleration, and notice of any suit or the taking of other action by Lender against Borrower, Guarantor or any other person, any applicable statute of limitations and any other notice to any party liable on any Loan Document (including Guarantor).

Until such time as the Liabilities have been paid in full, all Commitments under the Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lender in connection with monies received under the Loan Documents, each Guarantor also hereby waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by any other Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against Borrower or against any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

Guarantor also waives the benefits of any provision of law requiring that Lender exhaust any right or remedy, or take any action, against Borrower, any Guarantor, any other person and/or property, including but not limited to the provisions of Sections 49-25 and 49-26 of the Code of Virginia (1950), as amended, or otherwise.

Lender may at any time and from time to time (whether before or after revocation or termination of this Guaranty) without notice to Guarantor (except as required by law), without incurring responsibility to Guarantor, without impairing, releasing or otherwise affecting the obligations of Guarantor hereunder, in whole or in part, and without the endorsement or execution by Guarantor of any additional consent, waiver or guaranty: (a) change the manner, place or terms of payment, or change or extend the time of or renew, or change any interest rate or alter any Liability or Obligation or installment thereof, or any security therefor; (b) loan additional monies or extend additional credit to Borrower, with or without security, thereby creating new Liabilities or Obligations the payment or performance of which shall be guaranteed hereunder, and the Guaranty herein made shall apply to the Liabilities and Obligations as so changed, extended, surrendered, realized upon or otherwise altered; (c) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Liabilities or Obligations and any offset thereagainst; (d) exercise or refrain from exercising any rights against Borrower or others (including Guarantor) or act or refrain from acting in any other manner; (e) settle or compromise any Liability or Obligation or any security therefor and subordinate the payment of all or any part thereof to the payment of any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; (f) release or compromise any Liability of Guarantor hereunder or any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; or (g) apply any sums from any sources to any Liability without regard to any Liabilities remaining unpaid.

5.  Intentionally Deleted.

6.  Waivers by Lender.    No delay on the part of Lender in exercising any of its options, powers or rights, and no partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on behalf of Lender; and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Lender or the obligations of Guarantor to Lender in any other respect at any other time.

7.  Termination.    This Guaranty shall be binding on each Guarantor until written notice of revocation signed by such Guarantor shall have been received by Lender, notwithstanding change in name, location, composition or structure of, or the dissolution, termination or increase, decrease or change in personnel, owners or partners of Borrower, or any one or more of Guarantors. No notice of revocation or termination hereof shall affect in any manner rights arising under this Guaranty with respect to Liabilities or Obligations that shall have been committed, created, contracted, assumed or incurred prior to receipt of such written notice pursuant to any agreement entered into by Lender prior to receipt of such notice. The sole effect of such notice of revocation or termination hereof shall be to exclude from this Guaranty, Liabilities or Obligations thereafter arising that are unconnected with Liabilities or Obligations theretofore arising or transactions entered into theretofore.

8.  Partial Invalidity and/or Enforceability of Guaranty.    The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document as it may apply to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

In the event Lender is required to relinquish or return the payments, the collateral or the proceeds thereof, in whole or in part, which had been previously applied to or retained for application against any Liability, by reason of a proceeding arising under the Bankruptcy Code, or for any other reason, this Guaranty shall automatically continue to be effective notwithstanding any previous cancellation or release effected by Lender.

9.  Intentionally Deleted.

10.  Financial and Other Information.    Guarantor agrees to furnish to Lender any and all financial information and any other information regarding Guarantor and/or collateral requested in writing by Lender within ten (10) days of the date of the request. Guarantor has made an independent investigation of the financial condition and affairs of Borrower prior to entering into this Guaranty, and Guarantor will continue to make such investigation; and in entering into this Guaranty Guarantor has not relied upon any representation of Lender as to the financial condition, operation or creditworthiness of Borrower. Guarantor further agrees that Lender shall have no duty or responsibility now or hereafter to make any investigation or appraisal of Borrower on behalf of Guarantor or to provide Guarantor with any credit or other information which may come to its attention now or hereafter.

11.  Notices.    Notices under this Guaranty shall be given and deemed effective in accordance with the provisions of Section 8.6 of the Credit Agreement.

12.  Guarantor Duties.    Guarantor shall upon notice or demand by Lender promptly and with due diligence pay all Liabilities and perform and satisfy all Obligations for the benefit of Lender in the event of the failure of Borrower or any guarantor to perform any obligation or pay any liability or indebtedness of Borrower or any guarantor to Lender, or to any affiliate of Lender, whether under any note, guaranty or any other agreement, now or hereafter existing, as and when due (whether upon demand, at maturity or by acceleration).

13.  Remedies.    Upon the failure of Guarantor to fulfill its duty to pay all Liabilities and perform and satisfy all Obligations as required hereunder, Lender shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law, and without limiting the generality of the foregoing, Lender may, at its option and without notice or demand: (a) declare any Liability due and payable at once; (b) take possession of any collateral pledged by Borrower or Guarantor wherever located, and sell, resell, assign, transfer and deliver all or any part of said collateral of Borrower or Guarantor at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Lender may impose reasonable conditions upon any such sale, and Lender, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of said collateral to be sold, free from and discharged of all trusts, claims, rights or redemption and equities of Borrower or Guarantor whatsoever; Guarantor acknowledges and agrees that the sale of any collateral through any nationally recognized broker-dealer, investment banker or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided herein; and (c) set-off against any or all liabilities of Guarantor all money owed by Lender or any of its agents or affiliates in any capacity to Guarantor whether or not due, and also set-off against all other Liabilities of Guarantor to Lender all money owed by Lender in any capacity to Guarantor, and if exercised by Lender, Lender shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

Lender shall have a properly perfected security interest in all of Guarantor’s funds on deposit with Lender to secure the balance of any Liabilities and/or Obligations that Guarantor may now or in the future owe Lender. Lender is granted a contractual right of set-off and will not be liable for dishonoring checks or withdrawals where the exercise of Lender’s contractual right of set-off or security interest results in insufficient funds in Guarantor’s account. As authorized by law, Guarantor grants to Lender this contractual right of set-off and security interest in all property of Guarantor now or at anytime hereafter in the possession of Lender, including but not limited to any joint account, special account, account by the entireties, tenancy in common, and all dividends and distributions now or hereafter in the possession or control of Lender.

14.  Attorney Fees, Cost and Expenses.    Guarantor shall pay all costs of collection and reasonable attorney’s fees, including reasonable attorney’s fees in connection with any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or otherwise, incurred or paid by Lender in enforcing the payment of any Liability or defending this agreement.

15.  Rights of Contribution.    The Guarantors hereby agree, as among themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below), each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the succeeding provisions of this Section 15), pay to such Excess Funding Guarantor an amount equal to such Guarantor’s Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Guarantor) of such Excess Payment (as defined below). The payment obligation of any Guarantor to any Excess Funding Guarantor under this Section 15 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Guaranty, and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes hereof, (i) “Excess Funding Guarantor” shall mean, in respect of any obligations arising under the other provisions of this Guaranty (hereafter, the “Guaranteed Obligations”), a Guarantor that has paid an amount in excess of its Pro Rata Share of the Guaranteed Obligations; (ii) “Excess Payment” shall mean, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations; and (iii) “Pro Rata Share”, for the purposes of this Section 15, shall mean, for any Guarantor, the ratio (expressed as a percentage) of (a) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (b) the amount by which the aggregate present fair saleable value of all assets and other properties of the Borrower and all of the Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantors hereunder) of the Borrower and all of the Guarantors, all as of the Closing Date (if any Guarantor becomes a party hereto subsequent to the Closing Date, then for the purposes of this Section 15 such subsequent Guarantor shall be deemed to have been a Guarantor as of the Closing Date and the information pertaining to, and only pertaining to, such Guarantor as of the date such Guarantor became a Guarantor shall be deemed true as of the Closing Date).

16.  Preservation of Property.    Lender shall not be bound to take any steps necessary to preserve any rights in any property pledged as collateral to Lender to secure Borrower’s obligations and/or Guarantor’s obligations hereunder as against prior parties who may be liable in connection therewith, and Borrower and Guarantor hereby agree to take any such steps. Lender, nevertheless, at any time, may (a) take any action it deems appropriate for the care or preservation of such property or of any rights of Borrower and/or Guarantor or Lender therein; (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property pledged as collateral, to Lender to secure Borrower’s obligations and/or Guarantor’s obligations hereunder to Lender; (c) compromise and settle with any person liable able on such property; or (d) extend the time of payment or otherwise change the terms of the Loan Documents as to any party liable on the Loan Documents, all without notice to, without incurring responsibility to, and without affecting any of the obligations of Guarantor hereunder.

17.  ARBITRATION.

A.  THIS PARAGRAPH CONCERNS THE RESOLUTION OF ANY CONTROVERSIES OR CLAIMS BETWEEN GUARANTOR AND LENDER, WHETHER ARISING IN CONTRACT, TORT OR BY STATUTE, INCLUDING BUT NOT LIMITED TO CONTROVERSIES OR CLAIMS THAT ARISE OUT OF OR RELATE TO: (I) THIS GUARANTY (INCLUDING ANY RENEWALS, EXTENSIONS OR MODIFICATIONS); OR (II) ANY DOCUMENT RELATED TO THIS GUARANTY (COLLECTIVELY A “CLAIM”).

B.  AT THE REQUEST OF GUARANTOR OR LENDER, ANY CLAIM SHALL BE RESOLVED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (TITLE 9, U.S. CODE) (THE “ACT”). THE ACT WILL APPLY EVEN THOUGH THIS GUARANTY PROVIDES THAT IT IS GOVERNED BY THE LAW OF A SPECIFIED STATE.

C.  ARBITRATION PROCEEDINGS WILL BE DETERMINED IN ACCORDANCE WITH THE ACT, THE APPLICABLE RULES AND PROCEDURES FOR THE ARBITRATION OF DISPUTES OF JAMS OR ANY SUCCESSOR THEREOF (“JAMS”), AND THE TERMS OF THIS PARAGRAPH. IN THE EVENT OF ANY INCONSISTENCY, THE TERMS OF THIS PARAGRAPH SHALL CONTROL.

D.  THE ARBITRATION SHALL BE ADMINISTERED BY JAMS AND CONDUCTED IN ANY U.S. STATE WHERE REAL OR TANGIBLE PERSONAL PROPERTY COLLATERAL FOR THIS CREDIT IS LOCATED OR IF THERE IS NO SUCH COLLATERAL, IN THE COMMONWEALTH OF VIRGINIA. ALL CLAIMS SHALL BE DETERMINED BY ONE ARBITRATOR; HOWEVER, IF CLAIMS EXCEED $5,000,000, UPON THE REQUEST OF ANY PARTY, THE CLAIMS SHALL BE DECIDED BY THREE ARBITRATORS. ALL ARBITRATION HEARINGS SHALL COMMENCE WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION AND CLOSE WITHIN 90 DAYS OF COMMENCEMENT AND THE AWARD OF THE ARBITRATOR(S) SHALL BE ISSUED WITHIN 30 DAYS OF THE CLOSE OF THE HEARING. HOWEVER, THE ARBITRATOR(S), UPON A SHOWING OF GOOD CAUSE, MAY EXTEND THE COMMENCEMENT OF THE HEARING FOR UP TO AN ADDITIONAL 60 DAYS. THE ARBITRATOR(S) SHALL PROVIDE A CONCISE WRITTEN STATEMENT OF REASONS FOR THE AWARD. THE ARBITRATION AWARD MAY BE SUBMITTED TO ANY COURT HAVING JURISDICTION TO BE CONFIRMED AND ENFORCED.

E.  THE ARBITRATOR(S) WILL HAVE THE AUTHORITY TO DECIDE WHETHER ANY CLAIM IS BARRED BY THE STATUTE OF LIMITATIONS AND, IF SO, TO DISMISS THE ARBITRATION ON THAT BASIS. FOR PURPOSES OF THE APPLICATION OF THE STATUTE OF LIMITATIONS, THE SERVICE ON JAMS UNDER APPLICABLE JAMS RULES OF A NOTICE OF CLAIM IS THE EQUIVALENT OF THE FILING OF A LAWSUIT. ANY DISPUTE CONCERNING THIS ARBITRATION PROVISION OR WHETHER A CLAIM IS ARBITRABLE SHALL BE DETERMINED BY THE ARBITRATOR(S). THE ARBITRATOR(S) SHALL HAVE THE POWER TO AWARD LEGAL FEES PURSUANT TO THE TERMS OF THIS GUARANTY.

F.  THIS PARAGRAPH DOES NOT LIMIT THE RIGHT OF GUARANTOR OR LENDER TO: (I) EXERCISE SELF-HELP REMEDIES, SUCH AS BUT NOT LIMITED TO, SETOFF; (II) INITIATE JUDICIAL OR NONJUDICIAL FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL; (III) EXERCISE ANY JUDICIAL OR POWER OF SALE RIGHTS, OR (IV) ACT IN A COURT OF LAW TO OBTAIN AN INTERIM REMEDY, SUCH AS BUT NOT

LIMITED TO, INJUNCTIVE RELIEF, WRIT OF POSSESSION OR APPOINTMENT OF A RECEIVER, OR ADDITIONAL OR SUPPLEMENTARY REMEDIES.

G.  BY AGREEING TO BINDING ARBITRATION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS GUARANTY.

18.  Controlling Document.    To the extent that this Continuing and Unconditional Guaranty conflicts with or is in any way incompatible with any other Loan Document concerning this Obligation, any promissory note shall control over any other document, and if such promissory note does not address an issue, then each other document shall control to the extent that it deals most specifically with an issue.

19.  Execution Under Seal.    This Guaranty is being executed under seal by Guarantor.

20.  NOTICE OF FINAL AGREEMENT.    THIS WRITTEN CONTINUING AND UNCONDITIONAL GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed under seal on this 2nd day of November, 2001.

Guarantor: ADVANCED BIOSYSTEMS, INC.

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer
AVENUE TECHNOLOGIES, INC.

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer
ENGINEERING AND INFORMATION SERVICES, INC.

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer
SYCOM SERVICES, INC.

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer
VAIL RESEARCH AND TECHNOLOGY CORPORATION

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer
HADRON ACQUISITION CORP.

By:	/s/ STERLING E. PHILLIPS, JR. (SEAL)
Sterling E. Phillips, Jr. Chief Executive Officer

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